UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 20, 2005

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

500 Oracle Parkway, Redwood City, California	94065

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Loan Agreement and Guaranty

     On May 20, 2005, Oracle Technology Company (“OTC”), a wholly-owned subsidiary of Oracle Corporation (“Oracle”), entered into a Facility Agreement (the “Loan Agreement”) with ABN AMRO Bank N.V. (“ABN AMRO”); and Oracle entered into a Guaranty (the “Guaranty”) for the benefit of ABN AMRO in which Oracle unconditionally guaranteed all obligations of OTC under the Loan Agreement. The Loan Agreement provides for an unsecured $700,000,000 loan facility (the “Facility”) to OTC for general corporate purposes. On May 20, 2005, OTC borrowed the full $700,000,000 under the Facility. All amounts under the Facility are due 364 days from the date of the Loan Agreement. Interest is based on a LIBOR-based formula, and for the initial three-month period was 3.53%.

     The Loan Agreement and Guaranty contain certain customary representations and warranties, covenants and events of default, including the requirement that the total net debt to total capitalization ratio of Oracle not exceed 40%. An event of default under the Guaranty constitutes an event of default under the Loan Agreement. If any of the events of default occur and are not cured within applicable grace periods or waived, ABN AMRO may, upon notice to OTC, cancel the Facility and declare any amounts under the Loan Agreement immediately due and payable.

     The description above is a summary and is qualified in its entirety by the Loan Agreement and Guaranty, which are filed as Exhibits 10.23 and 10.24 to this report.

     ABN AMRO Bank N.V., or one or more of its affiliates or branches, is also a lender and agent under the $9,500,000,000 364-Day Term Loan Agreement dated December 28, 2004, among Oracle and the agents and lenders named therein, and a lender and agent under the $3,000,000,000 364-Day Revolving Credit Agreement dated March 18, 2005 among Oracle and the agents and lenders named therein. ABN AMRO also provides Oracle and its subsidiaries with European cash management services.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Please see Item 1.01, above.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION
Dated: May 26, 2005	By:	/s/ Daniel Cooperman
		Name:	Daniel Cooperman
		Title:	Senior Vice President, General Counsel and Secretary

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Exhibit Index

10.23	$700,000,000 Facility Agreement dated May 20, 2005, between Oracle Technology Company and ABN AMRO Bank N.V.

10.24	Guaranty dated May 20, 2005, by Oracle Corporation for the benefit of ABN AMRO Bank N.V.

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